Important Information

[Logo]
JOHN HANCOCK FUNDS
                                                               November 1, 2001

Dear Contract or Certificate Owner:

I am writing to ask for your vote on important matters concerning your investment in certain funds within your John Hancock Variable Annuity.

Your fund's trustees are proposing the merger of two funds in the John Hancock Declaration Trust (the "Acquired Funds") with two other funds in the same Trust (the "Acquiring Funds"), as described in the enclosed proxy materials and summarized in the questions and answers on the following pages.

The board of trustees considered the following matters, among others, in approving the proposals:

o Each Acquiring Fund's total expenses are lower. As a result, shareholders may experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay. Consolidating your fund's assets with a similar fund to increase the overall asset base is a logical path for containing the fund's expense ratios going forward.

o The trustees believe that the Acquiring Funds are better positioned to generate strong returns because of their ability to choose from a broader range of investment opportunities.

The fund merger proposals have been unanimously approved by each fund's board of trustees, who believe the mergers will benefit you. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is important. Please review the enclosed materials and complete, sign and return the enclosed proxy ballot(s) to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call a John Hancock Service Representative at 1-800-824-0335, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                         Sincerely,

                                         /s/ Maureen R. Ford

                                         Maureen R. Ford
                                         Chairman and Chief Executive Officer

Declaration Variable Annuity, Patriot Variable Annuity and Revolution Variable Annuities are issued by John Hancock Life Insurance Company, or its subsidiary John Hancock Variable Life Insurance Company*, and are distributed by John Hancock Funds, Inc., 101 Huntington Avenue, Boston, MA 02199-7603, or Signator Investors Inc., 200 Clarendon Street, Boston, MA 02117.
*Not licensed in New York.


VAVAPX 11/01

[GRAPHIC]

Q: What are the changes being proposed?


A: Generally, these proposals focus on merging funds into similar funds which have significantly larger assets and may offer a greater opportunity for future growth. Specifically, the trustees of your fund(s) are proposing the following mergers:



--------------------------------------------------------------------------------
                   Acquired Fund                 Acquiring Fund
--------------------------------------------------------------------------------
Proposal 1         V.A. High Yield Bond Fund     V.A. Strategic Income Fund
Proposal 2         V.A. Regional Bank Fund       V.A. Financial Industries Fund
--------------------------------------------------------------------------------

Q: Will this change affect the number of units I currently have? Will there be any tax implications?

A: No. There will be no impact on the number of units you have invested in your variable annuity, and there are no tax implications (no Form 1099R will be generated).

Q: Will the transfer count towards the 12 free transfers allowed per contract year?

A: No, the merger transfer will be free, and it will not count toward your allowable 12 free transfers per year.

Q: What if I do not want to have any units of the acquired fund transferred to the proposed acquiring fund?

A: Prior to the merger, you may contact an Annuity Service Representative at 1-800-824-0335, Monday through Friday between 8:00 A.M. - 8:00 P.M. Eastern Time and request a transfer to another investment option or Fixed Account (if available in your state). Please consult your investment professional prior to reallocating your assets.

Q: How do I vote?

A: Follow two simple steps:

   STEP 1: First, read the sections of the proxy statement that apply to your fund(s).

   STEP 2: Finally, complete the enclosed voting card for each of your funds, and return it in the enclosed postage-paid envelope. If you have more than one card, you need to complete, sign and mail each one.

Q: Does my vote make a difference?


A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that John Hancock represents your wishes when it casts votes at the shareholder meeting. The board of trustees of your fund(s) voted unanimously to recommend these changes, and your approval is needed to implement the changes.

JOHN HANCOCK V.A. HIGH YIELD BOND FUND
JOHN HANCOCK V.A. REGIONAL BANK FUND
(each a "Fund," and each a series of John Hancock Declaration Trust) 101 Huntington Avenue
Boston, MA 02199


Notice of Joint Special Meeting of Shareholders
Scheduled for December 5, 2001

This is the formal agenda for each fund's shareholder meeting. It tells you, as contract or certificate owners, and the insurance companies that are the owners of the funds' shares, what matters will be voted on and the time and place of the meeting. The insurance companies will vote their fund shares as instructed by their contract or certificate owners, who are also referred to in the proxy materials as "shareholders" for this limited purpose.


To the shareholders of the funds:

A joint shareholder meeting for your fund(s) will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"). Under this Agreement, V.A. High Yield Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. High Yield Bond Fund. V.A. Strategic Income Fund would also assume V.A. High Yield Bond Fund's liabilities. V.A. High Yield Bond Fund's board of trustees recommends that shareholders vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund") and John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"). Under this Agreement, V.A. Regional Bank Fund would transfer all of its assets to V.A. Financial Industries Fund in exchange for shares of V.A. Financial Industries Fund. These shares would be distributed proportionately to the shareholders of V.A. Regional Bank Fund. V.A. Financial Industries Fund would also assume V.A. Regional Bank Fund's liabilities. V.A. Regional Bank Fund's board of trustees recommends that shareholders vote FOR this proposal.

3.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                           By order of the board of trustees,

                                           Susan S. Newton
                                           Secretary


November 1, 2001
VAVAPX 11/01

PROXY STATEMENT of

V.A. High Yield Bond Fund
V.A. Regional Bank Fund
(each an "Acquired Fund" or "your fund," and each a series of John Hancock Declaration Trust)


PROSPECTUS for

V.A. Strategic Income Fund
V.A. Financial Industries Fund
(each an "Acquiring Fund," and each a series of John Hancock Declaration Trust)

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.


How Each Reorganization Will Work

--------------------------------------------------------------------------------
                   Acquired Fund                 Acquiring Fund
--------------------------------------------------------------------------------
  Proposal 1       V.A. High Yield Bond Fund     V.A. Strategic Income Fund
  Proposal 2       V.A. Regional Bank Fund       V.A. Financial Industries Fund
--------------------------------------------------------------------------------

   o Each Acquired Fund will transfer all of its assets to the respective Acquiring Fund. Each Acquiring Fund will assume the Acquired Fund's liabilities.

   o Each Acquiring Fund will issue shares to the respective Acquired Fund in an amount equal to the value of the Acquired Fund's shares. These shares will be distributed to Acquired Fund shareholders in proportion to their holdings on the reorganization date.


   o Each Acquired Fund will be liquidated and fund shareholders will become shareholders of the corresponding Acquiring Fund.

   o The reorganization will be tax-free to shareholders.


Shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Funds have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Each Acquired Fund's Trustees are Recommending the Reorganizations
The Acquired Funds' trustees believe that reorganizing each fund into a larger fund with similar investment policies will enable the shareholders of the funds to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the trustees recommend that Acquired Fund shareholders vote FOR the reorganization.





-----------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-----------------------------------------------------------------------------------------------------------------------------------
 Prospectuses of the Acquired Funds and the Acquiring     Incorporated by reference into this proxy statement and
 Funds dated May 1, 2001.                                 prospectus and summarized in Appendices A and B.
-----------------------------------------------------------------------------------------------------------------------------------
 The Acquired Funds' annual and semiannual reports to     On file with the Securities and Exchange Commission
 shareholders.                                            ("SEC") and available at no charge by calling
--------------------------------------------------------  1-800-824-0335. Incorporated by reference into this proxy
 The Acquiring Funds' annual and semiannual reports to    statement and prospectus.
 shareholders.
-------------------------------------------------------
 A statement of additional information dated November
 1, 2001. It contains additional information about the
 Acquired Funds and the Acquiring Funds.
-----------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this proxy statement and          Call our toll-free telephone number: 1-800-824-0335.
 prospectus.
-----------------------------------------------------------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is November 1, 2001.

TABLE OF CONTENTS

                                                                           Page
                                                                           -----


INTRODUCTION ...........................................................     2
PROPOSAL 1 -- V.A. HIGH YIELD BOND FUND ................................     3
  Summary ..............................................................     3
  Investment Risks .....................................................     7
  Proposal to Approve the Agreement and Plan of Reorganization .........     8
PROPOSAL 2 -- V.A. REGIONAL BANK FUND ..................................     9
  Summary ..............................................................     9
  Investment Risks .....................................................    12
  Proposal to Approve the Agreement and Plan of Reorganization .........    13
FURTHER INFORMATION ON EACH REORGANIZATION .............................    14
CAPITALIZATION .........................................................    15
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES .....................    16
BOARDS' EVALUATION AND RECOMMENDATION ..................................    16
VOTING RIGHTS AND REQUIRED VOTE ........................................    16
INFORMATION CONCERNING THE MEETING .....................................    16
OWNERSHIP OF SHARES OF THE FUNDS .......................................    18
EXPERTS ................................................................    18
AVAILABLE INFORMATION ..................................................    18
EXHIBIT A -- Form of Agreement and Plan of Reorganization ..............    19


APPENDICES

A. BASIC INFORMATION ABOUT THE FUNDS (attached to this document)

B. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE: DECEMBER 31, 2000 (attached to this document)

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' board of trustees to solicit proxies to be voted at a special meeting of the Acquired Funds' shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization providing for the reorganization of the Acquired Funds into the Acquiring Funds.


Who is Eligible to Vote?
Shareholders of record on September 20, 2001 (record date) are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. As of the record date, the insurance companies, on behalf of the separate accounts, were shareholders of record of the Acquired Funds. The insurance companies will vote shares of the Acquired Funds held by them in accordance with voting instructions received from contract and certificate owners for whose accounts the shares are held. The enclosed voting instruction card will be used by the insurance companies to receive voting instructions from contract and certificate owners. The notice of meeting, the proxy card (voting instruction card), and the proxy statement and prospectus are being mailed to the insurance companies and contract and certificate owners on or about November 1, 2001.


Summary of Each Proposal
For each proposal, this proxy statement and prospectus includes a summary of more complete information appearing later in the proxy statement. Please read the entire proxy statement and Exhibit A, as well as Appendices A and B, because they contain details that are not in the summary. You can obtain information about rights of a holder of a variable contract from your Annuity Prospectus.

PROPOSAL 1
Approval of Agreement and Plan of Reorganization Between
V.A. High Yield Bond Fund and V.A. Strategic Income Fund


A proposal to approve an Agreement and Plan of Reorganization between V.A. High Yield Bond Fund and V.A. Strategic Income Fund. Under this Agreement, V.A. High Yield Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. High Yield Bond Fund. V.A. Strategic Income Fund would also assume V.A. High Yield Bond Fund's liabilities. V.A. High Yield Bond Fund's board of trustees recommends that shareholders vote FOR this proposal.


SUMMARY
Comparison of V.A. High Yield Bond Fund to V.A. Strategic Income Fund


-----------------------------------------------------------------------------------------------------------------------------------
                          V.A. High Yield Bond Fund                           V.A. Strategic Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                 Each fund is a diversified series of John Hancock Declaration Trust. The trust is an open-end investment company organized as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------------------------


 Net assets as of         $6.3 million                                        $52.8 million
 June 30, 2001


-----------------------------------------------------------------------------------------------------------------------------------
 Investment adviser and   Investment Adviser:                                 Investment Adviser:
 portfolio managers       John Hancock Advisers, Inc.                         John Hancock Advisers, Inc.

                          Portfolio managers:                                 Portfolio managers:

                          Arthur N. Calavritinos, CFA                         Frederick L. Cavanaugh, Jr.
                          -Vice President of adviser                          -Senior Vice President of adviser
                          -Joined fund team in 1998                           -Joined fund team in 1996
                          -Joined adviser in 1988                             -Joined adviser in 1986
                          -Began business career in 1986                      -Began business career in 1975

                          Frederick L. Cavanaugh, Jr.                         Arthur N. Calavritinos, CFA
                          -Senior Vice President of adviser                   -Vice President of adviser
                          -Joined fund team in 1998                           -Joined fund team in 1996
                          -Joined adviser in 1986                             -Joined adviser in 1988
                          -Began business career in 1975                      -Began business career in 1986



                                                                              Daniel S. Janis
                                                                              -Second Vice President of adviser
                                                                              -Joined fund team in 1999
                                                                              -Joined adviser in 1999
                                                                              -Began business career in 1984


-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective     The fund seeks to maximize current income           The fund seeks a high level of current income.
                          without assuming undue risk. Capital                This objective can be changed without
                          appreciation is a secondary goal. This objective    shareholder approval.
                          can be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments      The fund normally invests at least 65% of assets    The fund invests primarily in:
                          in U.S. and foreign bonds rated BBB/Baa or          o Foreign government and corporate debt
                          lower and their unrated equivalents. The fund       securities from developed and emerging
                          may invest up to 30% of assets in junk bonds        markets;
                          rated CC/Ca and their unrated equivalents.          o U.S. government and agency securities; and
                                                                              o U.S. junk bonds rated as low as CC/Ca and
                                                                              their unrated equivalents.

                                                                              The fund normally invests in all three
                                                                              categories. However, the managers may invest
                                                                              up to 100% of assets in any one category.
-----------------------------------------------------------------------------------------------------------------------------------
 Junk bonds               The fund may invest without limit in junk           The fund may invest without limit in junk
                          bonds. The fund may invest up to 30% of assets      bonds rated as low as CC/Ca and their
                          in junk bonds rated CC/Ca and their unrated         unrated equivalents.
                          equivalents.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           V.A. High Yield Bond Fund                          V.A. Strategic Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign debt securities   The fund may invest in foreign debt securities     The fund may invest in foreign debt securities
                           without any percentage limit.                      without any percentage limit. The fund limits
                                                                              its investments in government securities of any
                                                                              one country to 25% of total assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Equity securities         The fund may invest up to 20% of net assets in     The fund may invest up to 10% of net assets
                           U.S. and foreign equity securities.                in U.S. and foreign equity securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Average maturity          There is no limit on either fund's average maturity.
-----------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities       The fund may invest up to 15% of net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           The fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    The fund may invest up to 40% of assets in         The fund may not invest more than 25% of
                           electric utilities and telecommunications          assets in securities of issuers in any one
                           companies.                                         industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivatives               The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       In abnormal market conditions, the fund may        In abnormal market conditions, the fund may
 positions                 temporarily invest more than 35% of assets in      temporarily invest extensively in investment-
                           investment-grade short-term securities. In these   grade short-term securities. In these and other
                           and other cases, the fund might not achieve its    cases, the fund might not achieve its goal.
                           goal.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Both funds pay various expenses. The first two expense tables appearing below show the expenses for the twelve-month period ended June 30, 2001, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. (The examples do not reflect the expenses associated with variable annuity and variable life insurance contracts for which the funds serve as investment vehicles.) The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

V.A. High Yield Bond Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.60%
Other expenses                                                                         0.57%
Total fund operating expenses                                                          1.17%
Expense reimbursement (1)                                                              0.32%
Actual operating expenses                                                              0.85%


(1) V.A. High Yield Bond Fund's adviser has agreed to limit the fund's expenses, excluding management fees, to 0.25% until 4/30/02.



Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $87        $271       $471       $1,049

V.A. Strategic Income Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.60%
Other expenses                                                                         0.11%
Total fund operating expenses                                                          0.71%
Expense reimbursement (1)                                                              0.00%
Actual operating expenses                                                              0.71%


(1) V.A. Strategic Income Fund's adviser has agreed to limit the fund's expenses, excluding management fees, to 0.25% until 4/30/02.



Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $73        $228       $397       $888

Pro Forma Expense Table
The following expense table shows the pro forma expenses of V.A. Strategic Income Fund assuming that a reorganization with V.A. High Yield Bond Fund occurred on June 30, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended June 30, 2001, adjusted to reflect any changes. V.A. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on June 30, 2000. The example assumes that you reinvested all dividends and that the average annual return was 5%. (The example does not reflect the expenses associated with variable annuity and variable life insurance contracts for which the fund serves as an investment vehicle.) The pro forma example is for comparison purposes only and is not a representation of V.A. Strategic Income Fund's actual expenses or returns, either past or future.

V.A. Strategic Income Fund (PRO FORMA)
(Assuming reorganization with V.A. High Yield Bond Fund)

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.60%
Other expenses                                                                         0.11%
Total fund operating expenses                                                          0.71%
Expense reimbursement (1)                                                              0.00%
Actual operating expenses                                                              0.71%


(1) V.A. Strategic Income Fund's adviser has agreed to limit the Fund's expenses, excluding management fees, to 0.25% until 4/30/02.


Pro Forma Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $73        $228       $397       $888

The Reorganization

 o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 14, 2001, but may occur on any later date before June 30, 2002. V.A. High Yield Bond Fund will transfer all of its assets to V.A. Strategic Income Fund. V.A. Strategic Income Fund will assume V.A. High Yield Bond Fund's liabilities. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

 o V.A. Strategic Income Fund will issue to V.A. High Yield Bond Fund shares in an amount equal to the aggregate net asset value of V.A. High Yield Bond Fund's shares. These shares will be distributed immediately to V.A. High Yield Bond Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. High Yield Bond Fund will end up as shareholders of V.A. Strategic Income Fund.

 o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

 o After the shares are issued, V.A. High Yield Bond Fund will be terminated.

The following diagram shows how the reorganization would be carried out.

       --------------------------                                         --------------------------
           V. A. High Yield Bond                                             V.A. Strategic Income
           Fund transfers assets         V. A. High Yield Bond Fund          Fund receives assets
             and liabilities to            assets and liabilities         and assumes liabilities of
       V.A. Strategic Income Fund ------------------->-------------------  V.A. High Yield Bond Fund
       --------------------------                                         --------------------------
                ------------                                                    -------------
                Shareholders ------------------------<------------------------  Issues Shares
                ------------                                                    -------------

                    V.A. High Yield Bond Fund receives V.A. Strategic Income Fund shares and distributes them to its shareholders.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets: V.A. High Yield Bond Fund--0.60% and V.A. Strategic Income Fund--
0.60%. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are the same as V.A. High Yield Bond Fund's management fee rate of 0.60%. V.A. High Yield Bond Fund's gross total annual operating expenses of 1.17% are substantially higher than those of V.A. Strategic Income Fund which are 0.71%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. High Yield Bond Fund's total annual operating expenses (0.85%) are higher than those of V.A. Strategic Income Fund (0.71%). After the reorganization, V.A. Strategic Income Fund's pro forma total annual operating expenses (0.71%) are less than those of V.A. High Yield Bond Fund's gross total annual operating expenses (1.17%) and net total annual operating expenses (0.85%).


INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table shows that the risks affecting each fund are similar and compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                           V.A. High Yield Bond Fund                         V.A. Strategic Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Interest rate risk        When interest rates rise, bond prices usually fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.
-----------------------------------------------------------------------------------------------------------------------------------
 Prepayment (call) and     If interest rate movements cause the fund's mortgage-related and callable securities to be paid off
 extension risks           earlier or later than expected, the fund's share price or yield could be hurt.
-----------------------------------------------------------------------------------------------------------------------------------
 Credit risk               Credit risk depends largely on the perceived financial health of bond issuers. The fund could lose money if the credit rating of any bond in its portfolio is downgraded or if the issuer of the bond defaults on its obligations. In general, lower-rated bonds involve more credit risk.
-----------------------------------------------------------------------------------------------------------------------------------
 Other junk bond risks     Junk bond prices can fall on bad news about the economy, an industry or a company.
-----------------------------------------------------------------------------------------------------------------------------------
 Volatility risk           The fund's share price, yield and total return    The fund's risk profile depends on its sector
                           may fluctuate more than with less aggressive      allocation. Fluctuations in the fund's share
                           bond funds.                                       price, yield and total return are expected to be
                                                                             above average for bond funds.
-----------------------------------------------------------------------------------------------------------------------------------
 Government securities     Not applicable because the fund does not          A fall in worldwide demand for U.S.
 market risk               ordinarily focus on U.S. government securities.   government securities could lower the prices
                                                                             of these securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry                  If the fund concentrates in telecommunications    Not applicable because the fund does not
 concentration risk        or electric utilities, its performance would be   usually concentrate in particular industries.
                           tied more closely to those industries and could
                           be worse than that of the overall bond market.
-----------------------------------------------------------------------------------------------------------------------------------
 Manager risk              The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign securities risk   Foreign investments involve additional risks, including potentially inaccurate financial information and social or political instability. Unfavorable foreign currency exchange rates could reduce the value of bonds denominated in foreign currencies. The prices of foreign bonds may also be more volatile and more sensitive to adverse economic developments occuring outside the U.S. These risks are more severe in emerging markets.
-----------------------------------------------------------------------------------------------------------------------------------
 Stock market risk         Stock investments may go down in value due to stock market movements or negative company or industry events.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivatives risk          Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
 Liquidity and             In a down or unstable market, the fund's investments could become harder to value accurately or
 valuation risks           to sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
 Turnover risk             In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


Description of Reorganization

Shareholders are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

 o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 14, 2001, but may occur on any later date before June 30, 2002. V.A. High Yield Bond Fund will transfer all of its assets to V.A. Strategic Income Fund and V.A. Strategic Income Fund will assume all of V.A. High Yield Bond Fund's liabilities. This will result in the addition of V.A. High Yield Bond Fund's assets to V.A. Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

 o V.A. Strategic Income Fund will issue to V.A. High Yield Bond Fund shares in an amount equal to the aggregate net asset value of V.A. High Yield Bond Fund's shares. As part of the liquidation of V.A. High Yield Bond Fund, these shares will be distributed immediately to shareholders of record of V.A. High Yield Bond Fund in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. High Yield Bond Fund will end up as shareholders of V.A. Strategic Income Fund.


 o After the shares are issued, the existence of V.A. High Yield Bond Fund will be terminated.


Reasons for the Proposed Reorganization

The board of trustees of V.A. High Yield Bond Fund believes that the proposed reorganization will be advantageous to the shareholders of V.A. High Yield Bond Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, V.A. High Yield Bond Fund is no longer being offered to new variable insurance contract holders, making it increasingly difficult for the fund to attract assets.

Second, shareholders may be better served by a fund offering more diversification. V.A. Strategic Income Fund has a larger asset size than V.A. High Yield Bond Fund and may invest in a broader range of securities. Furthermore, V.A. High Yield Bond Fund's small size makes it difficult to manage in a cost effective manner because of the volatility of these bonds and the resulting trading costs.

Third, V.A. Strategic Income Fund shares have performed better than V.A. High Yield Bond Fund over the life of both funds. While past performance cannot predict future results, the trustees believe that V.A. Strategic Income Fund is better positioned than V.A. High Yield Bond Fund to continue to generate strong returns because of its greater flexibility to choose from among a broader range of investment opportunities.

Fourth, a combined fund may offer economies of scale that can lead to better control over expenses than is possible for V.A. High Yield Bond Fund alone. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fifth, V.A. Strategic Income Fund's total expenses are lower than V.A. High Yield Bond Fund's total expenses. As a result of the reorganization, shareholders of V.A. High Yield Bond Fund may experience a reduction in the total amount of fees, as a percentage of average net assets, that they pay each month.

The trustees believe that V.A. Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Although V.A. Strategic Income Fund is a larger fund than V.A. High Yield Bond Fund, the trustees believe that the addition of V.A. High Yield Bond Fund's assets may add to the diversification of V.A. Strategic Income Fund's overall portfolio and therefore provide an economic benefit to V.A. Strategic Income Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, the advisory fee rate paid by V.A. High Yield Bond Fund is the same as the rate paid by V.A. Strategic Income Fund. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are the same as V.A. High Yield Bond Fund's management fee rate of 0.60%.

V.A. High Yield Bond Fund's gross total annual operating expenses of 1.17% are substantially higher that those of V.A. Strategic Income Fund, which are 0.71%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. High Yield Bond Fund's total annual operating expenses (0.85%) are higher than those of V.A. Strategic Income Fund (0.71%). After the reorganization, V.A. Strategic Income Fund's pro forma total annual operating expenses (0.71) are less than those of V.A. High Yield Bond Fund's gross total annual operating expenses (1.17%) and net total annual operating expenses (0.85%).

V.A. High Yield Bond Fund has not increased its asset size. The trustees do not believe, given V.A. High Yield Bond Fund's current size and historical growth rate, that V.A. High Yield Bond Fund will grow to an asset size that would allow V.A. High Yield Bond Fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that V.A. High Yield Bond Fund will reach an asset size which will allow V.A. High Yield Bond Fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of V.A. High Yield Bond Fund and V.A. Strategic Income Fund.

PROPOSAL 2
Approval of Agreement and Plan of Reorganization Between
V.A. Regional Bank Fund and
V.A. Financial Industries Fund

A proposal to approve an Agreement and Plan of Reorganization between John Hancock V.A. Regional Bank Fund and John Hancock V.A. Financial Industries Fund. Under this Agreement, V.A. Regional Bank Fund would transfer all of its assets to V.A. Financial Industries Fund in exchange for shares of V.A. Financial Industries Fund. These shares would be distributed proportionately to the shareholders of V.A. Regional Bank Fund. V.A. Financial Industries Fund would also assume V.A. Regional Bank Fund's liabilities. V.A. Regional Bank Fund's board of trustees recommends that shareholders vote FOR this proposal.


SUMMARY
Comparison of V.A. Regional Bank Fund to V.A. Financial Industries Fund

-----------------------------------------------------------------------------------------------------------------------------------
                          V.A. Regional Bank Fund                           V.A. Financial Industries Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                 Each fund is a diversified series of John Hancock Declaration Trust. The trust is an open-end investment company organized as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------------------------


 Net assets as of         $11.9 million.                                    $82.0 million.
 June 30, 2001


-----------------------------------------------------------------------------------------------------------------------------------
 Investment adviser and   Investment adviser:                               Investment adviser:
 portfolio managers       John Hancock Advisers, Inc.                       John Hancock Advisers, Inc.

                          Portfolio managers:                               Portfolio managers:

                          James K. Schmidt, CFA                             James K. Schmidt, CFA
                          -Executive Vice President of adviser              -Executive Vice President of adviser
                          -Joined fund team in 1998                         -Joined fund team in 1997
                          -Joined adviser in 1985                           -Joined adviser in 1985
                          -Began business career in 1979                    -Began business career in 1979

                          Thomas M. Finucane                                Thomas M. Finucane
                          -Vice President of adviser                        -Vice President of adviser
                          -Joined fund team in 1998                         -Joined fund team in 1997
                          -Joined adviser in 1990                           -Joined adviser in 1990
                          -Began business career in 1983                    -Began business career in 1983

                          Thomas C. Goggins                                 Thomas C. Goggins
                          -Senior Vice President of adviser                 -Senior Vice President of adviser
                          -Joined fund team in 1998                         -Joined fund team in 1998
                          -Joined adviser in 1995                           -Joined adviser in 1995
                          -Began business career in 1981                    -Began business career in 1981
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective     The fund seeks long-term capital appreciation.    The fund seeks capital appreciation. This
                          This objective can be changed without             objective can be changed without shareholder
                          shareholder approval.                             approval.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         V.A. Regional Bank Fund                             V.A. Financial Industries Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments     The fund invests at least 65% of assets in stocks   The fund invests at least 65% of assets in
                         of regional banks and lending companies,            stocks of U.S. and foreign financial services
                         including commercial and industrial banks,          companies of any size. These companies
                         savings and loan associations and bank holding      include banks, thrifts, finance companies,
                         companies. Typically, these companies provide       brokerage and advisory firms, real estate-
                         full-service banking, have primarily domestic       related firms, insurance companies and
                         assets and are based outside money centers such     financial holding companies.
                         as New York City and Chicago.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments       The fund may invest in other U.S. and foreign       The fund may invest in U.S. and foreign
                         financial services companies, such as lending       bonds, including up to 5% of net assets in
                         companies and money center banks. The fund          junk bonds (those rated below BBB/Baa and
                         may invest up to 5% of net assets in stocks of      their unrated equivalents).
                         companies outside of the financial services
                         sector and up to 5% of net assets in junk bonds
                         (those rated below BBB/Baa and their unrated
                         equivalents).
-----------------------------------------------------------------------------------------------------------------------------------
 Short-term securities   The fund may invest up to 15% of net assets in investment-grade short-term securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign securities      The fund may invest in foreign securities, including foreign-denominated securities and sponsored and unsponsored depositary receipts.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification         The fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivatives             The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive     In abnormal market conditions, the fund may         In abnormal market conditions, the fund may
 positions               temporarily invest up to 80% of assets in           temporarily invest up to 80% of assets in
                         investment-grade short-term securities. In these    investment-grade short-term securities. In
                         and other cases, the fund might not achieve its     these and other cases, the fund might not
                         goal.                                               achieve its goal.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Both funds pay various expenses. The first two expense tables appearing below show the expenses for the twelve-month period ended June 30, 2001, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. (The examples do not reflect the expenses associated with variable annuity and variable life insurance contracts for which the funds serve as investment vehicles.) The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

V.A. Regional Bank Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.80%
Other expenses                                                                         0.22%
Total fund operating expenses                                                          1.02%
Expense reimbursement (1)                                                              0.00%
Actual operating expenses                                                              1.02%


(1) V.A. Regional Bank Fund's adviser has agreed to limit the fund's expenses, excluding management fees, to 0.25% until 4/30/02.

Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $104       $326       $565       $1,252

V.A. Financial Industries Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.80%
Other expenses                                                                         0.12%
Total fund operating expenses                                                          0.92%
Expense reimbursement (1)                                                              0.00%
Actual operating expenses                                                              0.92%


(1) V.A. Financial Industries Fund's adviser has agreed to limit the fund's expenses, excluding management fees, to 0.25% until 4/30/02.


Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $94        $293       $509       $1,131

Pro Forma Expense Table

The following expense table shows the pro forma expenses of V.A. Financial Industries Fund assuming that a reorganization with V.A. Regional Bank Fund occurred on June 30, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended June 30, 2001, adjusted to reflect any changes. V.A. Financial Industries Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on June 30, 2000. The example assumes that you reinvested all dividends and that the average annual return was 5%. (The example does not reflect the expenses associated with variable annuity and variable life insurance contracts for which the fund serves as an investment vehicle.) The pro forma example is for comparison purposes only and is not a representation of V.A. Financial Industries Fund's actual expenses or returns, either past or future.


V.A. Financial Industries Fund (PRO FORMA)
(Assuming reorganization with V.A. Regional Bank Fund)

Shareholder transaction expenses
Maximum sales charge imposed on purchases (as a percentage of offering price)          0.00%
Maximum sales charge imposed on reinvested dividends                                   none
Maximum deferred sales charge                                                          none
Redemption fee                                                                         none
Exchange fee                                                                           none
Annual fund operating expenses (as a % of average net assets)
Management fee                                                                         0.80%
Other expenses                                                                         0.12%
Total fund operating expenses                                                          0.92%
Expense reimbursement (1)                                                              0.00%
Actual operating expenses                                                              0.92%


(1) V.A. Financial Industries Fund's adviser has agreed to limit the fund's expenses, excluding management fees, to 0.25% until 4/30/02.


Pro Forma Example

                     Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------
At end of period     $94        $293       $509       $1,131

The Reorganization
 o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 14, 2001, but may occur on any later date before June 30, 2002. V.A. Regional Bank Fund will transfer all of its assets to V.A. Financial Industries Fund. V.A. Financial Industries Fund will assume V.A. Regional Bank Fund's liabilities. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

 o V.A. Financial Industries Fund will issue to V.A. Regional Bank Fund shares in an amount equal to the aggregate net asset value of V.A. Regional Bank Fund's shares. These shares will be distributed immediately to V.A. Regional Bank Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. Regional Bank Fund will end up as shareholders of V.A. Financial Industries Fund.

 o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.


 o After the shares are issued, V.A. Regional Bank Fund will be terminated.


The following diagram shows how the reorganization would be carried out.


    ------------------------------                                        -------------------------
           V.A. Regional Bank                                             V.A. Financial Industries
         Fund transfers assets         V.A. Regional Bank Fund               Fund receives assets
          and liabilities to             assets and liabilities           and assumes liabilities of
    V.A. Financial Industries Fund ------------------->------------------- V.A. Regional Bank Fund
    ------------------------------                                        -------------------------
             ------------                                                        -------------
             Shareholders ----------------------------<------------------------  Issues Shares
             ------------                                                        -------------

                  V.A. Regional Bank Fund receives V.A. Financial Industries Fund shares and distributes them to its shareholders.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets: V.A. Regional Bank Fund--0.80% and V.A. Financial Industries Fund--
0.80%. V.A. Financial Industries Fund's management fee rate of 0.80% and its pro forma management fee rate of 0.80% are the same as V.A. Regional Bank Fund's management fee rate of 0.80%. V.A. Regional Bank Fund's gross total annual operating expenses of 1.02% are substantially higher than those of V.A. Financial Industries Fund which are 0.92%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. Regional Bank Fund's total annual operating expenses (1.02%) are higher than those of V.A. Financial Industries Fund (0.92%). After the reorganization, V.A. Financial Industries Fund's pro forma total annual operating expenses (0.92%) are less than those of V.A. Regional Bank Fund's gross total annual operating expenses (1.02%) and net total annual operating expenses (1.02%).

INVESTMENT RISKS
The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table shows that the risks affecting each fund are similar and compares the risks affecting each fund.


-----------------------------------------------------------------------------------------------------------------------------------
                      V.A. Regional Bank Fund                          V.A. Financial Industries Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Stock market risk    The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.
-----------------------------------------------------------------------------------------------------------------------------------
 Sector               Because the fund focuses on a single sector of the economy, its performance depends in large part
 concentration risk   on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between the borrowing and lending rates available to these banks and companies.
-----------------------------------------------------------------------------------------------------------------------------------
 Regional bank risk   A decline in a region's economy could hurt the   Not applicable because the fund does not
                      banks in that region.                            usually focus on regional banks.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment           Stocks of banks and financial services companies as a group could fall out of favor with the
 category risk        market, causing the fund to underperform funds that focus on other types of stocks.
-----------------------------------------------------------------------------------------------------------------------------------
 Manager risk         The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           V.A. Regional Bank Fund   V.A. Financial Industries Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign securities risk   Foreign investments involve additional risks, including
                           potentially unfavorable currency exchange
                           rates, inadequate or inaccurate financial information and
                           social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
 Bond risk                 The credit rating of any bond in the fund's portfolio
                           could be downgraded or the issuer of a bond
                           could default on its obligations. Bond prices generally
                           fall when interest rates rise. This risk is
                           greater for longer maturity bonds. Junk bond prices can
                           fall on bad news about the economy, an
                           industry or a company.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivatives risk          Certain derivative instruments can produce
                           disproportionate gains or losses and are riskier than
                           direct investments. Also, in a down market derivatives
                           could become harder to value or sell at a
                           fair price.
-----------------------------------------------------------------------------------------------------------------------------------
 Turnover risk             In general, the greater the volume of buying and selling
                           by a fund (and the higher its "turnover
                           rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's
                           turnover rate may exceed 100%, which is considered
                           relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

Shareholders are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

 o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 14, 2001, but may occur on any later date before June 30, 2002. V.A. Regional Bank Fund will transfer all of its assets to V.A. Financial Industries Fund and V.A. Financial Industries Fund will assume all of V.A. Regional Bank Fund's liabilities. This will result in the addition of V.A. Regional Bank Fund's assets to V.A. Financial Industries Fund's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

 o V.A. Financial Industries Fund will issue to V.A. Regional Bank Fund shares in an amount equal to the aggregate net asset value of V.A. Regional Bank Fund's shares. As part of the liquidation of V.A. Regional Bank Fund, these shares will be distributed immediately to shareholders of record of V.A. Regional Bank Fund in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. Regional Bank Fund will end up as shareholders of V.A. Financial Industries Fund.


 o After the shares are issued, the existence of V.A. Regional Bank Fund will be terminated.


Reasons for the Proposed Reorganization

The board of trustees of V.A. Regional Bank Fund believes that the proposed reorganization will be advantageous to the shareholders of V.A. Regional Bank Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, V.A. Regional Bank Fund is no longer being offered to new variable insurance contract holders, making it increasingly difficult for the fund to attract assets.

Second, shareholders may be better served by a fund offering more diversification. V.A. Financial Industries Fund has a larger asset size than V.A. Regional Bank Fund and may invest in a broader range of securities. Combining the funds' assets into a single investment portfolio may broaden diversification, making investors less vulnerable to weakness in any single portion of the financial services sector.

Third, V.A. Financial Industries Fund shares have performed better than V.A. Regional Bank Fund over the life of both funds. While past performance cannot predict future results, the trustees believe that V.A. Financial Industries Fund is better positioned than V.A. Regional Bank Fund to continue to generate strong returns because it has the ability to choose from a broader range of investment opportunities.

Fourth, a combined fund may offer economies of scale that can lead to better control over expenses than is possible for V.A. Regional Bank Fund alone. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fifth, V.A. Financial Industries Fund's total expenses are lower than V.A. Regional Bank Fund's total expenses. As a result of the reorganization, shareholders of V.A. Regional Bank Fund may experience a reduction in the total amount of fees, as a percentage of average net assets, that they pay each month.

The trustees believe that V.A. Financial Industries Fund shareholders will also benefit from improved diversification as a result of the reorganization. Although V.A. Financial Industries Fund is a larger fund than V.A. Regional Bank Fund, the trustees believe that the addition of V.A. Regional Bank Fund's assets may add to the diversification of V.A. Financial Industries Fund's overall portfolio and therefore provide an economic benefit to V.A. Financial Industries Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, the advisory fee rate paid by V.A. Regional Bank Fund is the same as the rate paid by V.A. Financial Industries Fund. V.A. Financial Industries Fund's management fee rate of 0.80% and its pro forma management fee rate of 0.80% are the same as V.A. Regional Bank Fund's management fee rate of 0.80%.

V.A. Regional Bank Fund's gross total annual operating expenses of 1.02% are substantially higher than those of V.A. Financial Industries Fund, which are 0.92%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. Regional Bank Fund's total annual operating expenses (1.02%) are higher than those of V.A. Financial Industries Fund (0.92%). After the reorganization, V.A. Financial Industries Fund's pro forma total annual operating expenses (0.92%) are less than those of V.A. Regional Bank Fund's gross total annual operating expenses (1.02%) and net total annual operating expenses (1.02%).

V.A. Regional Bank Fund has not increased its asset size. The trustees do not believe, given V.A. Regional Bank Fund's current size and historical growth rate, that V.A. Regional Bank Fund will grow to an asset size that would allow V.A. Regional Bank Fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that V.A. Regional Bank Fund will reach an asset size which will allow V.A. Regional Bank Fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of V.A. Regional Bank Fund and V.A. Financial Industries Fund.


FURTHER INFORMATION ON EACH REORGANIZATION


Tax Status of Each Reorganization
Each reorganization will be tax-free for federal income tax purposes and will not take place unless both funds in each respective reorganization receive a satisfactory opinion from Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code").

As a result, for federal income tax purposes:


 o No gain or loss will be recognized by each Acquired Fund upon (1) the transfer of all of its assets to the respective Acquiring Fund as described above or (2) the distribution by each Acquired Fund of Acquiring Fund shares to Acquired Fund shareholders;

 o No gain or loss will be recognized by each Acquiring Fund upon the receipt of each respective Acquired Fund's assets solely in exchange for the issuance of Acquiring Fund shares and the assumption of all of Acquired Fund liabilities by each respective Acquiring Fund;

 o The basis of the assets of each Acquired Fund acquired by each respective Acquiring Fund will be the same as the basis of those assets in the hands of each respective Acquired Fund immediately before the transfer;

 o The tax holding period of the assets of each Acquired Fund in the hands of each respective Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

 o The shareholders of each Acquired Fund will not recognize gain or loss upon the exchange of all their shares of the Acquired Funds solely for Acquiring Fund shares as part of the reorganization;

 o The basis of Acquiring Fund shares received by Acquired Fund shareholders in the reorganization will be the same as the basis of the shares of each Acquired Fund surrendered in exchange; and

 o The tax holding period of the Acquiring Fund shares that Acquired Fund shareholders receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the reorganization date.

You should consult your tax advisor for the particular consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.


Additional Terms of each Agreement and Plan of Reorganization

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the respective Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).


The obligation of each Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including each respective Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligations of each respective Acquired Fund and Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 7).


Termination of Agreement. The board of trustees of each respective Acquired Fund or Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, Inc. will pay all the expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. The expenses for each fund are estimated to be approximately $23,250 for V.A. Regional Bank Fund, $15,750 for V.A. Financial Industries Fund, $17,250 for V.A. High Yield Bond Fund, and $13,750 for V.A. Strategic Income Fund.

CAPITALIZATION


With respect to each Proposal, the following tables set forth the capitalization of each fund as of June 30, 2001, and the pro forma combined capitalization of both funds as if each reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2001 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.


It is impossible to predict how many shares of each Acquiring Fund will actually be received and distributed by each corresponding Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund had taken place on June 30, 2001

                               V.A. High Yield       V.A. Strategic
Proposal 1                        Bond Fund           Income Fund            Pro Forma
-------------------------------------------------------------------------------------------
Net Assets                    $6.28 million       $52.84 million        $59.12 million
Net Asset Value Per Share     $ 6.45              $ 8.73                $ 8.73
Shares Outstanding            0.97 million        6.05 million          6.77 million

The table reflects pro forma exchange ratios of approximately 0.738 V.A. Strategic Income Fund shares being issued for each share of V.A. High Yield Bond Fund.


                             V.A. Regional Bank     V.A. Financial
Proposal 2                          Fund           Industries Fund        Pro Forma
-------------------------------------------------------------------------------------------
Net Assets                  $11.89 million       $81.99 million      $93.88 million
Net Asset Value Per Share   $ 10.61              $ 16.59             $ 16.59
Shares Outstanding          1.12 million         4.94 million        5.66 million

The table reflects pro forma exchange ratios of approximately 0.640 V.A. Financial Industries Fund shares being issued for each share of V.A. Regional Bank Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

                                       Headings in Prospectus for each Acquired Fund
Type of Information                    and each Acquiring Fund
------------------------------------------------------------------------------------


Investment objective and policies      Goal and Strategy/Main Risks
Portfolio management                   Portfolio Management
Expenses                               Financial Highlights
Custodian                              Business Structure
Dividends, distributions and taxes     Dividends and Taxes


BOARDS' EVALUATION AND RECOMMENDATION

With respect to each reorganization, for the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund or its adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of each Acquired Fund and that the interests of each Acquired Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of each Acquiring Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of each Acquiring Fund and that the interests of the Acquiring Funds' shareholders would not be diluted as a result of the reorganization.

             -----------------------------------------------------
             The trustees of each Acquired Fund recommend that the
                    shareholders vote for each proposal to
               approve the Agreement and Plan of Reorganization.
             -----------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of an Acquired Fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or


(2) more than 50% of the outstanding shares of the fund.

Shares of each Acquired Fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, an Acquired Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING


Voting at the Meeting
Contract and certificate owners use the voting instruction card as a ballot to give the insurance company voting instructions for those shares attributable to the variable contract as of the record date. When the contract or certificate owner completes the voting instruction card and sends it to the insurance company, the insurance company votes its proxy in accordance with the contract or certificate owner's instructions. If the contract or certificate owner completes and signs the voting instruction card, the shares attributable to the variable contract will be voted as instructed. If the contract or certificate owner merely signs and returns the card, the life insurance company will vote those shares in favor of the proposal. If the contract or certificate owner does not return the card, the life insurance company will vote those shares in the same proportion as shares for which instructions were received from other contract or certificate owners.


Shares of each Acquired Fund which are not attributable to variable contracts will be represented and voted by one of the insurance companies in the same proportion as the voting instructions received from contract and certificate owners. These shares include shares purchased with contributions made as seed capital to a fund by the adviser.

Solicitation of Proxies
In addition to the mailing of these proxy materials, voting instructions may be solicited by telephone, by fax or in person by the trustees, officers and employees of the Acquired Funds and by personnel of the Acquired Funds' investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Annuity Servicing Office. The Annuity Servicing Office has agreed to provide proxy solicitation services to each Acquired Fund.


Revoking Proxies
Each Acquired Fund shareholder signing and returning a voting instruction card has the power to revoke it at any time before it is exercised:

 o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, or

 o By returning a duly executed proxy with a later date before the time of the meeting, or

 o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the respective Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Contract owners may revoke their voting instructions at any time before the proxy is voted by the life insurance company by following the procedures outlined above for revoking proxies.

Outstanding Shares and Quorum
As of September 20, 2001 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding were as follows:

FUND                           SHARES OUTSTANDING
--------------------------------------------------


V.A. High Yield Bond Fund        555,683.245
V.A. Regional Bank Fund        1,008,849.249


Only shareholders of record on September 20, 2001 are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
The Acquired Funds' board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES OF THE FUNDS

As of September 20, 2001 (the Record Date), the following companies owned of record or on behalf of certain separate accounts, more than 5% of the funds' outstanding shares, as noted on the table below: John Hancock Life Insurance Company ("JHLICO"), 200 Clarendon Street, Boston, Massachusetts 02117 and John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts, 02117.


Name                                Percentage of Fund
------------------------------------------------------
V.A. High Yield Bond Fund
JHLICO                                     47.22%
JHVLICO                                    52.78%
V.A. Strategic Income Fund
JHLICO                                     74.64%
JHVLICO                                    25.36%
V.A. Regional Bank Fund
JHLICO                                     35.75%
JHVLICO                                    64.25%
V.A. Financial Industries Fund
JHLICO                                     64.29%
JHVLICO                                    35.71%

However, these companies, on behalf of the separate accounts, will vote all their fund shares only in accordance with voting instructions received from the contract or certificate owners. For this reason, the companies do not exercise control over the funds by virtue of their record ownership of funds shares. As of the record date, no contract or certificate owner beneficially owned 5% or more of the outstanding shares of any Acquired Fund or any Acquiring Fund. In addition, as of the Record Date, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of that fund.


EXPERTS

The financial statements and the financial highlights of each fund as of December 31, 2000 and for the periods then ended and the unaudited financial statements and financial highlights of each fund as of June 30, 2001 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of December 31, 2000 have been independently audited by Ernst & Young LLP as stated in their report appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their report given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION


Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). For access to the Washington D.C. Reference Room, call (202) 942-8090. Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (duplicating fee required). In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. SEC file number 811-07437.

                                                                      EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 15th day of October, 2001, by and between ________________________ (the "Acquiring Fund") and ________________________ (the "Acquired Fund"), each a series of John Hancock Declaration Trust, a Massachusetts business trust (the "Trust"), with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."


This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.


In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND


   1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 5.5 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership shares of beneficial interest of the Acquired Fund, as of the close of business on December 14, 2001 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") assumed, assigned and delivered, all determined as provided in Paragraph
       2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph
       3.1 hereof (the "Closing"). All computations with respect to both Funds shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for both Funds.


   1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 7.4 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.


   1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement whether or not these transactions are consummated.


   1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

   1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.6 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

   1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 P.M. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Acquiring Fund's Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Acquired Fund's Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

   2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph 2.1 hereof.

   2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be December 14, 2001 or such other date on or before June 30, 2002 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

   3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund's Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian recording the transfer of beneficial ownership on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

   3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of notice to the other party.

   3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund share-holders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1 The Trust on behalf of each Fund represents, warrants and covenants as follows:

       (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor either Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. Each Fund is a diversified series of the Trust;

       (c) The Trust and each Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or either Fund is a party or by which it is bound;

       (d) Except as otherwise disclosed in writing and accepted by either Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or either Fund or any of either Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor either Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects either Fund's business or its ability to consummate these transactions;

       (e) Neither fund has any material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the respective Fund at or prior to the Closing Date;

       (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of December 31, 2000 and the related statement of operations as well as the Acquired Fund's unaudited statements dated June 30, 2001 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of December 31, 2000 and June 30, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of those dates not disclosed therein;

       (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 2000 and the related statement of operations as well as the Acquired Fund's unaudited statements dated June 30, 2001 (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of December 31, 2000 and June 30, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of those dates not disclosed therein;

       (h) Since June 30, 2001, there has not been any material adverse change in either Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurring by either Fund of indebtedness maturing more than one k year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the other Fund;

       (i) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

       (j) Each of the Funds and its predecessors has qualified as a regulated investment company for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

       (k) The authorized capital of each Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the other Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. Neither Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, or any security convertible into any of its shares of beneficial interest;

       (l) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

       (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of each Fund, and this Agreement constitutes a valid and binding obligation of the Trust and each Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

       (n) The information to be furnished by each Fund for use in all necessary documents will be accurate, complete and comply in all material respects with all applicable laws and regulations;

       (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph
           5.7 hereof, on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, will not contain any untrue or misleading statement of a material fact, or omit a required or necessary material fact.

       (p) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for the Acquiring Fund, each dated May 1, 2001, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder. The Registration Statement will not include any untrue or misleading statement of material fact, or omit a required or necessary material fact.

       (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by either Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund shares under the 1933 Act and the 1940 Act;

       (r) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;


       (s) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
           Section 6.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

       (t) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
           Section 6.4 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   5.1 Except as expressly stated herein to the contrary, each Fund will operate its respective businesses in the ordinary course between the date hereof and the Closing Date, including customary dividends and any distributions that may be advisable.

   5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution other than in accordance with the terms of this Agreement.

   5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.5 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of the Acquired Fund.

   5.6 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares.

   5.7 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.


   5.8 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF BOTH FUNDS

The obligations of each Fund to complete the transactions provided for herein shall be subject to the performance by the other Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition, the following conditions:

   6.1 All representations and warranties of each Fund in this Agreement will be true and correct in all material respects as of the date of the Agreement and, unless affected by the transactions contemplated by the Agreement, on the Closing Date; and each Fund will deliver to the other Fund a certificate signed by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date to the effect that the representations and warranties made in this Agreement are true and correct as of the Closing Date, except as affected by the transactions contemplated by this Agreement, and as to any other matters as either Fund reasonably requests.

   6.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

   6.3 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation;


   6.4 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate, substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund and the Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.


7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

     The obligations hereunder of each Fund are subject to the further conditions that on or before the Closing Date:

   7.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing approval by the Acquired Fund's shareholders shall have been delivered to the Acquiring Fund;

   7.2 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

   7.3 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and


   7.4 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of each Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
       Section 368(a) of the Code. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this Paragraph 7.4.


8. BROKERAGE FEES AND EXPENSES

   8.1 The Trust on behalf of each Fund represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   8.2 Each Fund shall bear its own expenses in connection with carrying out the terms of this Agreement and if the Agreement is terminated no party will be liable to another party for damages.

9. TERMINATION

   9.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may terminate this Agreement at or prior to the Closing Date by resolution of the Trust's Board of Trustees if, in the good faith opinion of the Board, proceeding with the Agreement is not in the best interests of the Trust or either Fund's shareholders.

   9.2 The representations, warranties and covenants in the Agreement and related documents will survive the consummation of the transactions contemplated by the Agreement.

10. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of each Fund. However, following the meeting of the Acquired Fund shareholders held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of these shareholders without their further approval; provided, however, that nothing contained in this Article 10 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    11.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    11.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    11.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    11.5 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as the trustees, officers, agents and shareholders of the Trust assume no personal liability for obligations entered into on behalf of the Trust. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


                                 JOHN HANCOCK DECLARATION TRUST on behalf of


                                 -----------------------------------------------


                                 By:
                                   ---------------------------------------------


                                                   Maureen R. Ford
                                 Chairman, President and Chief Executive Officer



                                 JOHN HANCOCK DECLARATION TRUST on behalf of



                                 By:
                                    --------------------------------------------
                                                   Susan S. Newton
                                          Senior Vice President and Secretary

                                ---------------
                                     Thank
                                      You

                                  for mailing
                                your proxy card
                                   promptly!
                                ---------------


[Logo]                        John Hancock Funds, Inc.
                              MEMBER NASD
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                              1-800-824-0335

                              www.jhfunds.com

                                                                    VAVAPX 11/01

                                   Appendix A

                       Basic information about the funds

PROPOSAL 1
V.A. High Yield Bond Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 65% of assets in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in junk bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual bonds to buy. The managers use top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves.

The managers also look at companies' financing cycles to determine which types of securities (for example, bonds, preferred stocks or common stocks) to favor. The fund typically invests in a broad range of industries, although it may invest up to 40% of assets in electric utilities and telecommunications companies.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of net assets in U.S. and foreign stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Arthur N. Calavritinos, CFA
-----------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1988
Began business career in 1986


Frederick L. Cavanaugh, Jr.
-----------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1986
Began business career in 1975

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                     1998          1999    2000

                                                                  13.12%

                                                    -9.81%                -6.08%

2001 total return as of June 30: 1.30% Best quarter: Q2 `99, 4.51% Worst quarter: Q3 `98, -14.84%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                              Fund       Index
1 year                                                       -6.08%     -5.86%
Life of fund -- began 1/6/98                                 -1.41%     -1.81%*

Index: Lehman Brothers U.S. Corporate High Yield Bond Index, an unmanaged index of high-yield bonds.

*As of December 31, 1997.

MAIN RISKS

[GRAPHIC] The major factors in the fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o If the fund concentrates its investments in telecommunications or electric utilities, its performance could be tied more closely to those industries than to the market as a whole.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Acquired Fund's financial performance since its inception on January 6, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                  12/98(1)        12/99        12/00         6/01(9)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00           $8.22        $8.31        $6.68
Net investment income(2)                                        0.90            0.88         0.94         0.36
Net realized and unrealized gain (loss) on investments         (1.82)           0.16        (1.40)       (0.20)
Total from investment operations                               (0.92)           1.04        (0.46)        0.16
Less distributions:
  Dividends from net investment income                         (0.84)          (0.88)       (0.94)       (0.39)
  Distributions from net realized gain on investments sold        --           (0.07)       (0.23)          --
  Tax return of capital                                        (0.02)             --           --           --
  Total distributions                                          (0.86)          (0.95)       (1.17)       (0.39)
Net asset value, end of period                                 $8.22           $8.31        $6.68        $6.45
Total investment return(3,4) (%)                               (9.80)(5)       13.12        (6.08)        2.46(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   8,120           9,287        7,219        6,284
Ratio of expenses to average net assets (%)                     0.85(6)         0.85         0.85         0.85
Ratio of adjusted expenses to average net assets(7) (%)         1.15(6)         1.03         1.24         1.04
Ratio of net investment income to average net assets (%)        9.85(6)        10.56        12.12        11.18(6,8)
Portfolio turnover rate (%)                                      102             122           56           33

(1)  Began operations on January 6, 1998.
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the period shown.
(5)  Not annualized.
(6)  Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 11.40%.
(9)  Semiannual period from January 1, 2001 through June 30, 2001. Unaudited.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o foreign government and corporate debt securities from developed and emerging markets
o    U.S. government and agency securities
o    U.S. junk bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Daniel S. Janis
------------------------------
Second vice president of adviser
Joined fund team in 1999
Joined adviser in 1999
Senior risk manager at
 BankBoston (1997-1998)
Manager of forward desk at
 Morgan Stanley (1991-1997)
Began business career in 1984

PAST PERFORMANCE

[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                 1997     1998    1999    2000

                                                11.77%
                                                          4.92%  4.82%
                                                                          1.40%
--------------------------------------------------------------------------------
2001 total return as of June 30: 0.77%  Best quarter: Q2 `97, 6.28%
Worst quarter: Q3 `98, -2.79%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                             Fund       Index
1 year                                                       1.40%      11.85%
Life of fund -- began 8/29/96                                6.72%      7.70%

Index: Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[GRAPHIC] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since its inception on August 29, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                               12/96(1)     12/97        12/98       12/99       12/00     6/01(10)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $10.00       $10.30       $10.47      $10.10       $9.77      $8.97
Net investment income(2)                                     0.27         0.91         0.85        0.80        0.83       0.33
Net realized and unrealized gain (loss) on investments       0.36         0.26        (0.35)      (0.33)      (0.71)     (0.17)
Total from investment operations                             0.63         1.17         0.50        0.47        0.12       0.16
Less distributions:
  Dividends from net investment income                      (0.27)       (0.91)       (0.85)      (0.80)      (0.83)     (0.40)
  Distributions from net realized gain on investments sold  (0.06)       (0.09)       (0.02)         --       (0.09)        --
  Total distributions                                       (0.33)       (1.00)       (0.87)      (0.80)      (0.92)     (0.40)
Net asset value, end of period                             $10.30       $10.47       $10.10       $9.77       $8.97      $8.73
Total investment return(3) (%)                               6.45(4,5)   11.77(5)      4.92(5)     4.82(5)     1.40       1.79(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                2,131        5,540       15,019      22,282      34,472     52,836
Ratio of expenses to average net assets (%)                  0.85(6)      0.85         0.85        0.85        0.76       0.71(6)
Ratio of adjusted expenses to average net assets(7) (%)      2.28(6)      1.37         0.93        0.87          --         --
Ratio of net investment income to average net assets (%)     7.89(6)      8.77         8.19        8.06        8.91       7.60(6,8)
Portfolio turnover rate (%)                                    73          110           92          53(9)       53         47

(1)  Began operations on August 29, 1996.
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment.
(4)  Not annualized.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)  Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 9.10%.
(9)  Porfolio turnover rate excludes merger activity.
(10) Semiannual period from January 1, 2001 through June 30, 2001. Unaudited.

PROPOSAL 2

V.A. Regional Bank Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking, have primarily domestic assets and are based outside of money centers such as New York City and Chicago.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/ earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

James K. Schmidt, CFA
------------------------------
Executive vice president of adviser
Joined fund team in 1998
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981

PAST PERFORMANCE


[GRAPHIC] The graph shows the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Total return -- calendar year
--------------------------------------------------------------------------------
                                                              1999         2000

                                                                          17.91%
                                                             -4.86%
--------------------------------------------------------------------------------
2001 total return as of June 30: 9.85% Best quarter: Q4 `98, 16.10%
Worst quarter: Q3 `98, -15.94%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund       Index
1 year                                                      17.91%     -9.10%
Life of fund -- began 5/1/98                                1.83%      7.70%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[GRAPHIC] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Acquired Fund's financial performance since its inception on May 1, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                  12/98(1)        12/99        12/00         6/01(9)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00           $9.28        $8.56        $9.89
Net investment income(2)                                        0.09            0.12         0.16         0.07
Net realized and unrealized gain (loss) on investments         (0.74)          (0.57)        1.34         0.72
Total from investment operations                               (0.65)          (0.45)        1.50         0.79
Less distributions:
  Dividends from net investment income                         (0.07)          (0.12)       (0.17)       (0.07)
  Distributions from net realized gain on investments sold        --(3)        (0.15)          --           --
  Total distributions                                          (0.07)          (0.27)       (0.17)       (0.07)
Net asset value, end of period                                 $9.28           $8.56        $9.89       $10.61
Total investment return(4) (%)                                 (6.43)(5,6)     (4.86)       17.91         8.10(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                  20,256          20,295       13,733       11,888
Ratio of expenses to average net assets (%)                     1.05(7)         1.00         1.01         1.03(7)
Ratio of adjusted expenses to average net assets(8) (%)         1.14(7)           --           --           --
Ratio of net investment income to average net assets (%)        1.39(7)         1.30         1.92         1.44(7)
Portfolio turnover rate (%)                                       28              49           32            9

(1) Began operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total return would have been lower had certain expenses not been reduced during the period shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9) Semiannual period from January 1, 2001 through June 30, 2001. Unaudited.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[GRAPHIC] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

James K. Schmidt, CFA
------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1983

Thomas C. Goggins
------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981

PAST PERFORMANCE


[GRAPHIC] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                        1998     1999     2000

                                                                          27.16%

                                                        8.57%
                                                                 1.23%

2001 total return as of June 30: 4.73% Best quarter: Q4 `98, 16.08% Worst quarter: Q3 `98, -16.76%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                             Fund       Index
1 year                                                       27.16%     -9.10%
Life of fund -- began 4/30/97                                18.90%     16.17%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[GRAPHIC] The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to under-perform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since its inception on April 30, 1997. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                   12/97(1)     12/98         12/99       12/00    6/01(9)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $10.00         $13.44       $14.45     $14.46    $18.34
Net investment income(2)                                         0.11           0.18         0.11       0.06      0.05
Net realized and unrealized gain (loss) on investments           3.39           0.97         0.06       3.87     (1.80)
Total from investment operations                                 3.50           1.15         0.17       3.93     (1.75)
Less distributions:
  Dividends from net investment income                          (0.05)         (0.14)       (0.10)     (0.05)       --
  Distributions from net realized gain on investments sold      (0.01)            --(3)     (0.05)        --        --
  Tax return of capital                                            --             --        (0.01)        --        --
  Total distributions                                           (0.06)         (0.14)       (0.16)     (0.05)       --
Net asset value, end of period                                 $13.44         $14.45       $14.46     $18.34    $16.59
Total investment return(4) (%)                                  35.05(5,6)      8.55         1.23      27.16     (9.54)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   18,465         54,569       49,312     71,367    81,990
Ratio of expenses to average net assets (%)                      1.05(7)        0.92         0.90       0.90      0.90(7)
Ratio of adjusted expenses to average net assets(8) (%)          1.39(7)          --           --         --        --
Ratio of net investment income to average net assets (%)         1.32(7)        1.25         0.77       0.36      0.65(7)
Portfolio turnover rate (%)                                        11             38           72         41        53

(1) Began operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total return would have been lower had certain expenses not been reduced during the period shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9) Semiannual period from January 1, 2001 through June 30, 2001. Unaudited.

                                  Appendix B

                  Management's discussion of fund performance:
                               December 31, 2000

PROPOSAL 1

--------------------------------------------------------------------------------
John Hancock V.A. High Yield Bond Fund
by Arthur N. Calavritinos, CFA, Portfolio Management Team Leader,
and Janet L. Clay, CFA, Frederick L. Cavanaugh, Jr. and Daniel S. Janis, Portfolio Managers
--------------------------------------------------------------------------------

It was a difficult year for high-yield bonds. The impact of rising interest rates in the first half of 2000 finally began to take hold in the shape of a slowing economy. A growing number of companies began to miss their earnings targets, sending shock waves through the financial markets, especially the technology-heavy NASDAQ Composite Index. The number of defaults among high-yield companies, defined as those rated below investment grade, also rose. Telecommunications companies, whose prices had risen to stratospheric levels, were particularly hard hit. As these companies fell short in their business plans and faced diminished prospects for getting their next round of funding in the equity market, their prices tumbled. Since this sector makes up the largest component of the high-yield market, its downfall was a significant drag on the group. High-yield companies also were hurt by a growing lack of liquidity, or ease of trading, that was caused by the mergers of several investment-banking firms.

The struggles of these higher-risk bonds stood in marked contrast to U.S. government bonds, which benefited from stabilizing rates, reduced supply, the prospects of a slowing economy and their status as a safe haven in the face of growing stock-market and presidential election uncertainties. By the end of the year, the difference in yield between high-yield bonds and Treasury bonds had widened significantly. High-yield bond yields averaged 14.12%, as measured by the Merrill Lynch High Yield Master II Index, compared with the 5.11% yield of the 10-year Treasury bond.

FUND PERFORMANCE
For the year ended December 31, 2000, John Hancock V.A. High Yield Bond Fund posted a total return of -6.08% at net asset value. By comparison, the average variable annuity high current yield fund returned -7.03%, according to Lipper, Inc. Historical performance information can be found on the next page.

TELECOMMUNICATIONS CUT
Although telecommunications is the Fund's largest sector concentration, we continue to maintain an underweighting compared to our peers since so many high-yield telecom companies are only several years old and have yet to deliver results. During the year, we became increasingly convinced that the telecom market was reaching a point of too much capacity and not enough demand -- for everything from equipment to services. As a result, we pared our stake from 23% a year ago to 14% at the end of December. We sold Internet Web-hosting companies PSI Net and Exodus Communications and sold the common stock of Viatel, a competitive local exchange carrier (CLEC) in Europe. Although we sold these and other names before their prices fell even more, we still had some disappointments. KMC Telecom Holdings was a prime example of the problems facing many telecom start-ups. A CLEC serving the Southeast, it provides telephone, cable and Internet access to companies in direct competition with the Baby Bells. While it has a good set of assets, it also has a large amount of debt, needs more money to grow, and is being pinched in its ability to access capital to continue executing its business plan.

CREDIT SPECIFIC ISSUES HURT
Our biggest disappointments came from several company-specific problems, such as Asia Pulp & Paper (APP) which sparked market concerns and lost credibility when it announced that it needed to extend its debt maturities. Cargo operator Fine Air Services filed for bankruptcy protection after failing to execute its business plan because of operational difficulties.

ENERGY GROWS
With fuel prices spiking, we increased our weighting in oil and gas and related service companies. We are particularly interested in the natural gas market, since that is where we see the biggest potential for further exploration and development, as well as price gains, given the low supply and growing demand. We added to our stakes in oil drilling company Grey Wolf and Gothic Production, a natural gas exploration and production company that was recently acquired by Chesapeake. Key Energy Services, the major player in the well-servicing business, has performed admirably. We sold our

Key Energy stock, but still hold a significant stake in its bonds. We also added a stake in CHC Helicopter, a Canadian company that provides helicopter service to offshore rigs and coastal rescue operations.

OUTLOOK
We remain cautious about the near-term prospects for high-yield bonds. It's likely that we could see more failures in the telecommunications group in 2001. We are also waiting for liquidity to return to the high-yield market, which should eventually happen. But we also see a silver lining. As investors recover from the "irrational exuberance" that gripped high-yield telecommunications bonds as well as stocks, we believe they will reassess the risks and rewards of investing in various asset classes. While this takes time, a return to a more rational mode of investing will inevitably serve us well, especially if the stock market remains dicey. With high-yield bond prices low and their yields at very high levels compared to Treasuries, investors are soon bound to recognize the value that exists in the high-yield sector.

See the prospectus for the risks of investing in high-yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
A LOOK AT PERFORMANCE
For the period ended December 31, 2000
                                                 SINCE
                                       ONE     INCEPTION
                                       YEAR     (1/6/98)
--------------------------------------------------------------------------------
Cumulative Total Returns              (6.08%)    (4.16%)
Average Annual Total Returns(1)       (6.08%)    (1.41%)

YIELD
For the period ended December 31, 2000
                                               SEC 30-DAY
                                                  YIELD
--------------------------------------------------------------------------------
John Hancock V.A. High Yield Bond Fund(1)        14.03%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

(1)The Adviser has agreed to limit the Fund's expenses to 0.25% (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (6.47%) and (1.70%), respectively, and the yield would have been 13.64%.

PORTFOLIO DIVERSIFICATION
[GRAPHIC]
Short-Term Investments & Other 25%
Common Stock 9%
Convertible Bonds 3%
Preferred Stock 3%
Foreign Corporate Bonds 16%
U.S. Corporate Bonds 44%

As a percentage of net assets on December 31, 2000

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index.

[GRAPHIC]

                     John Hancock V.A. High Yield Bond Fund
                               1/6/98 -- 12/31/00

                                             1/98              12/00
John Hancock V.A. High Yield Bond Fund      $10,000           $9,591
Lehman Brothers High Yield Bond Index       $10,000           $9,819

--------------------------------------------------------------------------------
John Hancock V.A. Strategic Income Fund
By Frederick Cavanaugh, Management Team Leader, and Arthur N. Calavritinos, CFA, Janet L. Clay, CFA, and Daniel S. Janis, Portfolio Managers
--------------------------------------------------------------------------------

The past year was a good one for U.S. Treasury securities, which were boosted initially by the government's debt buyback program and later by expanding signs that the U.S. economy was slowing. Despite the Federal Reserve's effort to stave off inflation by raising interest rates through May 2000, Treasury prices rose as the government scaled back the frequency and size of its auctions of new debt and bought back billions of dollars of outstanding debt. Continued debt reduction efforts, coupled with mounting evidence that economic growth had slacked off and inflation was non-existent, added steam to the Treasury market in the second half. By year's end, the market increasingly anticipated that the Fed would stop raising interest rates in recognition of receding inflationary pressures, and perhaps even cut them in the near future. Meanwhile, concern about the outlook for the economy and corporate profits eroded investor confidence in the high-yield sector. That was particularly true among high-yield bonds in the telecommunications sector.

For the most part, foreign government bond markets remained relatively uninteresting from our standpoint. Western Europe and Asia didn't offer a lot of value, since their bond yields typically were lower than those offered in the United States. One foreign bright spot was Canada, which benefited from relatively low and stable inflation. There also was some good news out of some Latin American countries, which enjoyed improving credit fundamentals thanks to the rise in oil prices.

FUND PERFORMANCE
For the 12 months ended December 31, 2000, John Hancock V.A. Strategic Income Fund posted a total return of 1.40% at net asset value, compared with the 4.64% return of the average variable annuity general bond fund income fund, according to Lipper Inc. Historical performance information can be found on the next page.

DEFENSIVE STANCE
Given the ongoing difficulties suffered by the high-yield market and our view that more problems may be in store over the near-term, we continually expanded our defensive posture throughout 2000. By year-end, we had reduced our exposure to high-yield bonds to about 23% of net assets, and increasingly gravitated toward more stable, high-quality investments. Our position in cash and other short-term securities rose to 10% by the end of the period, up from 1% at the beginning of the year.

We also increased our Treasury holdings to 49% at the end of the year, up from 35% at the end of June 2000. We emphasized a combination of short- and long-term holdings, which was a plus for performance. Short-term securities rallied on expectations that the Fed would lower short-term interest rates, while long-term Treasuries turned in strong performance thanks to the government's buyback program and expectations for lower interest rates.

HIGH-YIELD LEADERS AND LAGGARDS
The high-yield market's slump was difficult to escape, although some of our holdings held up much better than the others. Packaging company Kappa Beheer, for example, surprised Wall Street with much better than expected financial results. Natural gas service company Universal Compression was lifted by the rising price of that fuel. Finally, French billboard company Go Outdoors Systems Holding and British newspaper company Regional Independent Media Group each benefited from reasonably strong advertising and economic growth.

On the flip side, many of our biggest disappointments were telecommunications holdings. As we mentioned earlier, this sector stumbled because investors were worried about telecom companies' ability to raise money to continue the build-out of their networks. Within that group, the bond prices of Viatel, Primus Telecommunications Group and Esprit Telecom Group all suffered substantial losses during 2000.

CHANGES IN FOREIGN HOLDINGS
Our increase in foreign securities basically was a function of our purchases of Canadian and Venezuelan government bonds. Canadian bonds, which were the best performers among foreign bond markets, offered interest rates competitive with those of U.S. Treasuries and afforded us the opportunity to increase our holdings in a high-quality market characterized by low and stable inflation. Our Venezuelan holdings, which we view as a short-term play, were boosted by the country's improving creditworthiness as oil prices rose.

A LOOK AHEAD
We expect to maintain our defensive stance for the time being. High-yield bonds offer some very attractive values, including some bonds carrying yields of nearly nine full percentage points more than U.S. Treasuries. But we don't believe investors will rush back into the market. We believe they'll take a "wait and see" attitude about how much the economy will eventually slow and how much the Federal Reserve will cut interest rates, which it began to do January 3 with a one-half percentage point cut. But since no one can pinpoint the exact timing of the next high-yield bond market rally, we'll continue to hold onto some high-yield bonds that we think have good fundamental prospects and can perform better once market sentiment turns more favorable. We are prepared to move even more into lower-quality investments when we think the time is right. Finally, we'll continue to look for attractive yields in foreign markets, although we believe Canada still offers the best value.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
A LOOK AT PERFORMANCE
For the period ended December 31, 2000
                                                 SINCE
                                       ONE     INCEPTION
                                       YEAR    (8/29/96)
--------------------------------------------------------------------------------
Cumulative Total Returns               1.40%    32.63%
Average Annual Total Returns(1)        1.40%     6.72%

YIELD
For the period ended December 31, 2000
                                              SEC 30-DAY
                                                 YIELD
--------------------------------------------------------------------------------
John Hancock V.A. Strategic Income Fund(1)       7.94%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

(1)The Adviser has agreed to limit the Fund's expenses to 0.25% (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 6.30%. The expense limitation did not impact the one-year performance.

TOP FIVE SECTORS

1. U.S. Government  49%
2. Telecommunications  14%
3. Foreign Governments  10%
4. Utilities  3%
5. Media  2%

As a percentage of net assets on December 31, 2000

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/ Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.

[GRAPHIC]
                    John Hancock V.A. Strategic Income Fund
                               8/29/96 -- 12/31/00

                                                     8/96          12/00
John Hancock V.A. Strategic Income Fund             $10,000       $13,271
Lehman Brothers Government/Corporate Bond Index     $10,000       $13,760

PROPOSAL 2

--------------------------------------------------------------------------------
John Hancock V.A. Regional Bank Fund
By James K. Schmidt, CFA, Portfolio Management Team Leader, and
Thomas M. Finucane and Thomas C. Goggins, Portfolio Managers
--------------------------------------------------------------------------------

Bank stocks did an about-face in 2000 and far surpassed the broader market's results, finally re-gaining investors' attention as interest rates stopped going up and technology stocks tanked. In the first three months of the year, investors only had eyes for technology. But starting in March, with the first hint of cracks in the robust economy, investors saw the light and moved out of the technology and telecommunications sectors, where stock prices had reached the stratosphere. Financial stocks of all stripes were the beneficiaries of this important market shift, as investors sought out more attractively valued companies. This interest-rate sensitive group was also boosted by a growing sense that the Federal Reserve was done raising rates to cool the economy.

Even with their rally, bank stocks had a few setbacks along the way as earnings shortfalls and increases in non-performing loans were announced at some prominent banks. But regional banks and thrifts came on strong in November and December, when continued signs that the economy had rapidly slowed convinced investors that the Fed's next move would be a rate cut to prevent the economy from stalling. Three days after the year ended, the Fed did just that in a surprising and aggressive move, and also signaled more cuts could be coming. With the favorable turn in financial stocks' fortunes this year, the Standard & Poor's Financial Index rose 26.1% for the year ended December 31, 2000, while the broader market, as measured by the Standard & Poor's 500 Index, lost 9.1%.

FUND PERFORMANCE
For the year ended December 31, 2000, John Hancock V.A. Regional Bank Fund posted a strong return of 17.91% at net asset value, due largely to its second-half rally when it rose 30%. In comparison, the average open-end financial services fund returned 26.56% and the average sector/miscellaneous fund returned 0.63% for the year, according to Lipper, Inc. See the next page for historical performance information.

While significantly outperforming the broad market, the Fund lagged the Lipper group of financial services funds, many of which invested in the securities brokers, asset managers and larger diversified financial firms, which were the better performers until the last two months of the year. Furthermore, although most of our holdings posted earnings results in line with our expectations, we did experience earnings shortfalls among some of our larger holdings. The problems either stemmed from an increase in non-performing loans -- at such banks as UnionBanCal Corp., Bank of America, Marshal & Ilsley, Bank of the Ozarks and Lamar Capital -- and/or from merger integration issues.

FOCUS ON ASSET QUALITY
As we mentioned in our last report, after a lengthy period of an expanding economy and a favorable lending environment, it is no surprise that as the economy slowed this year there was a pickup in the level of non-performing assets. But even with the increase, the level of problem loans still remains low at 0.70% of total assets, according to FDIC statistics. The area experiencing much of the deteriorating credit quality is syndicated loans -- large loans shared among a consortium of banks. While the non-performing loan rate could rise some more, we expect that it should remain at a low level (below 1% of total assets) and that the banking industry is establishing adequate loan loss reserves. On an ongoing basis, our team continues to carefully scrutinize the credit risks and prospects of our banks.

FUNDAMENTALS INTACT; MERGERS STILL A TREND
Even with an increase in non-performing assets, a slowdown in loan growth and flat net interest margins, we still anticipate average 2001 bank earnings growth to be about 8% higher than this year's. This year, our biggest contributor to the Fund's performance was Texas bank Southwest Bancorp. The largest bank left headquartered in Texas, it gained significant market share and benefited from the state's energy-induced boom. Texas bank Cullen Frost also rode this wave, and we sold it to lock in profits during the year.

Although bank merger activity slowed in 2000, the consolidation trend remains solidly in place. More recently there was a resurgence of activity, with FleetBoston Financial's announced purchase of Summit Bank, and Firstar's acquisition of

U.S. Bancorp. Both of these transactions were priced at more realistic levels, thus boosting the chances of success. We could see more consolidation as banks, struggling to increase revenues, use mergers as a means of improving profits through gained operating efficiencies.

A LOOK AHEAD
We are encouraged by the recent turn of events for bank stocks. Even though further asset-quality announcements could roil the group, there are several factors working in our favor. Interest rates have started to come down, which tends to boost investors' confidence in bank stocks, and prospects for further merger activity are good. While it's still not clear that the Fed has achieved the sought-after soft landing, we believe the potential for this not-too-fast, not-too-slow outcome for the economy remains quite real, as the Fed has made clear -- with its interest-rate cut days after the year's end -- that it is intent on preventing an economic meltdown. Finally, even though the stocks have outperformed the market by a wide margin lately, their valuations remain reasonable, which means there's more room for them to advance.

Sector investing is subject to greater risks than the market as a whole.

--------------------------------------------------------------------------------
A LOOK AT PERFORMANCE
For the period ended December 31, 2000

                                                 SINCE
                                      ONE      INCEPTION
                                      YEAR     (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Returns              17.91%    4.96%
Average Annual Total Returns(1)       17.91%    1.83%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

(1)The Adviser has agreed to limit the Fund's expenses to 0.25% (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 1.80%. The expense limitation did not impact the one-year performance.

TOP FIVE
STOCK HOLDINGS

1. Mid-State Bancshares  3.9%
2. Valley National Bancorp  3.8%
3. Fifth Third Bancorp  3.7%
4. Commerce Bancshares  3.7%
5. Independent Bank Corp.  3.4%

As a percentage of net assets on December 31, 2000

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[GRAPHIC]
                      John Hancock V.A. Regional Bank Fund
                               5/1/98 -- 12/31/00

                                             5/98         12/00
John Hancock V.A. Regional Bank Fund        $10,000      $10,496
Standard & Poor's 500 Index                 $10,000      $12,291

--------------------------------------------------------------------------------
John Hancock V.A. Financial Industries Fund
By James K. Schmidt, CFA, Portfolio Management Team Leader, and
Thomas M. Finucane and Thomas C. Goggins, Portfolio Managers
--------------------------------------------------------------------------------

After struggling in 1999, financial stocks produced some of the market's best results in 2000, as market leadership changed dramatically and high-flying technology stocks fell sharply beginning in March. With growing signs that the economy was slowing from its torrid pace, investors became increasingly concerned that the business fundamentals of many technology and telecommunications companies didn't justify their sky-high valuations. Financial stocks were the beneficiaries of this important market change, as investors sought out more attractively valued companies. This interest-rate sensitive group also benefited from the growing perception that the Federal Reserve was nearing the end of its cycle of raising interest rates. A summer wave of merger activity in the wake of financial reform legislation also lifted the group.

For the first 10 months of the year, the best performers in the financial group were the asset managers and brokerage houses, while some banks reported earnings disappointments. But as the year progressed and less expensive value stocks became even more desirable as market turmoil grew, the more growth-oriented broker and asset managers gave back some of their gains and banks moved into the lead. With the favorable turn in financial stocks' fortunes this year, the Standard & Poor's Financial Index rose 26.1% for the year ended December 31, 2000, while the broader market, as measured by the Standard & Poor's 500 Index, lost 9.1%.

FUND PERFORMANCE AND STRATEGY UPDATE
John Hancock V.A. Financial Industries Fund benefited fully from the upswing in financial stocks, producing a total return of 27.16% at net asset value for the year ended December 31, 2000. That compared with the 26.56% return of the average open-end financial services fund and the 0.63% return of the average variable annuity sector/miscellaneous fund, according to Lipper, Inc. See the next page for historical performance information.

The Fund continues to seek capital appreciation by investing in a broad range of U.S. and foreign financial services companies of any size. During the year, shareholders voted to eliminate a restriction that had required the Fund to invest more than 25% of its assets in the banking industry. This change provides the Fund with added flexibility.

BROKERS, ASSET MANAGERS STRONG
Some of our biggest contributors to performance were our brokerage and asset manager stocks. They rode a wave of high-priced takeovers that emerged in the wake of the Gramm-Leach-Bliley Act -- legislation that dropped the barriers preventing banks, brokers and insurers from affiliating. Over the summer, Chase Manhattan bank bought J.P. Morgan, UBS announced plans to buy investment banker PaineWebber and Credit Suisse Group bought Donaldson, Lufkin and Jenrette.

We also benefited from having shifted away from the regional brokers last year to the wire house brokerage names like Morgan Stanley Dean Witter and Merrill Lynch, which were top performers for the year despite their pullback in the last two months. Although it was our belief that underwriting, trading and merger activity would slow in the next several quarters, we are still positive on the group because the level of investment banking activity is still very good and the underwriting calendar should pick up again once the market firms up. The top contributor to the Fund's performance was Amvescap, an asset manager that increased its stature this year through the success of asset gathering at its AIM and Invesco subsidiaries. The stalwart insurance broker Marsh & McLennan also served us well, partly because of the upturn in the property and casualty insurance business, and also because of its strong mutual fund arm.

PROPERTY AND CASUALTY MAKES A COMEBACK
For much of the year, our life insurance companies, including AXA Financial and AFLAC were better performers than the property and casualty insurers, which have struggled for the last five years in a very competitive pricing environment. But in the latter part of the year, the global pricing cycle for property and casualty companies finally began to turn upward, so we started to shift some of our insurance assets back to this group.

BANK SELECTIONS MOSTLY HELP
For the most part, we focused on the trust banks like State Street Corp., Bank of New York and Northern Trust Corp. which did well because of their recurring revenue streams from their main advisory and custody businesses. Our regional banks were mixed. Wells Fargo and FleetBoston Financial did well, as they successfully navigated their way through acquisitions. On the other hand, First Tennessee and Marshal & Ilsley were tarnished by earnings disappointments. During the year we upped our stake in several attractively priced regionals, such as Fifth Third Bancorp and Wells Fargo, and that served us well toward the end of the year.

A LOOK AHEAD
The prospects for financial stocks remain bright. With the economy slowing dramatically in the fourth quarter, the Fed moved just days into the new year to cut interest rates in an aggressive signal that it intended to prevent an economic stall. Investors tend to favor financial stocks more in an environment of lower rates and slower, steadier economic growth. It remains to be seen if the Fed will succeed in pulling off another soft landing for the economy, but we believe it's the most likely outcome. What's more, we have only just begun to see the powerful results of the merger trend spawned by financial reform legislation and we expect more consolidation to follow.

Sector investing is subject to greater risks than the market as a whole.

--------------------------------------------------------------------------------
A LOOK AT PERFORMANCE
For the period ended December 31, 2000
                                                 SINCE
                                       ONE     INCEPTION
                                      YEAR     (4/30/97)
--------------------------------------------------------------------------------
Cumulative Total Returns              27.16%    88.73%
Average Annual Total Returns(1)       27.16%    18.90%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

(1)The Adviser has agreed to limit the Fund's expenses to 0.25% (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 18.84%. The expense limitation did not impact the one-year performance.

TOP FIVE
STOCK HOLDINGS

1. Fifth Third Bancorp  4.1%
2. AFLAC  3.7%
3. Ambac Financial Group  3.7%
4. Wells Fargo  3.6%
5. American International Group  3.5%

As a percentage of net assets on December 31, 2000

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[GRAPHIC]
                  John Hancock V.A. Financial Industries Fund
                              4/30/97 -- 12/31/00

                                                  4/97           12/00
John Hancock V.A. Financial Industries Fund      $10,000        $18,873
Standard & Poor's 500 Index                      $10,000        $17,339

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                     John Hancock V.A. High Yield Bond Fund
                  Special Meeting of Shareholders to Be Held on
                                December 5, 2001

Indicate your voting instructions below by filling in the appropriate boxes using blue or black ink or dark pencil.

This voting instruction card, if properly executed, will be voted in the manner directed by the contract owner. If this voting instruction is executed and no direction is made, this voting instruction will be voted for all proposals and in the discretion of the insurance company upon such other business as may properly come before the meeting.

Proposal 1. To approve an Agreement and Plan of Reorganization between John Hancock V.A. High Yield Bond Fund and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"). Under this Agreement, V.A. High Yield Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. High Yield Bond Fund. V.A. Strategic Income Fund would also assume V.A. High Yield Bond Fund's liabilities.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

JOHN HANCOCK V.A. HIGH YIELD BOND FUND
A series of John Hancock Declaration Trust

         These voting instructions will be used by the insurance companies in connection with a solicitation of proxies by the trustees of the Fund.

         The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund") attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Meeting") of V.A. High Yield Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on Wednesday, December 5, 2001 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 1, 2001 is hereby acknowledged. If not revoked, this card shall be voted for the proposal.

         Kathleen F. Driscoll and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares held in the fund portfolio attributable to the undersigned at the special meeting of shareholders and at any adjornment thereof, as specified on the reverse side.

                                                    PLEASE SIGN, DATE AND RETURN
                                                   PROMPTLY IN ENCLOSED ENVELOPE

                                    Date        , 2001 NOTE: Signature(s) should
                                    agree with the name(s) printed herein. When
                                    signing as attorney, executor,
                                    administrator, trustee or guardian, please
                                    give your full name as such. If a
                                    corporation, please sign in full corporate
                                    name by president or other authorized
                                    officer. If a partnership, please sign in
                                    partnership name by authorized person.
                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                      John Hancock V.A. Regional Bank Fund
                  Special Meeting of Shareholders to Be Held on
                                December 5, 2001

Indicate your voting instructions below by filling in the appropriate boxes using blue or black ink or dark pencil.

This voting instruction card, if properly executed, will be voted in the manner directed by the contract owner. If this voting instruction is executed and no direction is made, this voting instruction will be voted for all proposals and in the discretion of the insurance company upon such other business as may properly come before the meeting.

Proposal 1. To approve an Agreement and Plan of Reorganization between John Hancock V.A. Regional Bank Fund and John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"). Under this Agreement, V.A. Regional Bank Fund would transfer all of its assets to V.A. Financial Industries Fund in exchange for shares of V.A. Financial Industries Fund. These shares would be distributed proportionately to the shareholders of V.A. Regional Bank Fund. V.A. Financial Industries Fund would also assume V.A. Regional Bank Fund's liabilities.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

JOHN HANCOCK V.A. REGIONAL BANK FUND
A series of John Hancock Declaration Trust

         These voting instructions will be used by the insurance companies in connection with a solicitation of proxies by the trustees of the Fund.

         The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund") attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Meeting") of V.A. Regional Bank Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on Wednesday, December 5, 2001 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 1, 2001 is hereby acknowledged. If not revoked, this card shall be voted for the proposal.

         Kathleen F. Driscoll and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares held in the fund portfolio attributable to the undersigned at the special meeting of shareholders and at any adjornment thereof, as specified on the reverse side.

                                                    PLEASE SIGN, DATE AND RETURN
                                                   PROMPTLY IN ENCLOSED ENVELOPE

                                    Date        , 2001 NOTE: Signature(s) should
                                    agree with the name(s) printed herein. When
                                    signing as attorney, executor,
                                    administrator, trustee or guardian, please
                                    give your full name as such. If a
                                    corporation, please sign in full corporate
                                    name by president or other authorized
                                    officer. If a partnership, please sign in
                                    partnership name by authorized person.
                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)







S:/corpsec/proxy/v.a.votcard